Investor Day April 17, 2025 Cold Lake Exhibit 99.1

Imperial | 2025 2 Emergency evacuation route

Imperial | 2025 3 Land Acknowledgement TOimages - stock.adobe.com Spirit Gardens, Nathan Philips Square, Toronto, Ontario

Imperial | 2025 4 Our speakers Brad Corson Chairman and chief executive officer Scott Maloney Vice-president, Downstream Cheryl Gomez-Smith Senior vice-president, Upstream Peter Shaw Vice-president, investor relations Dan Lyons Chief financial officer John Whelan President

Imperial | 2025 5 Agenda 09:00 Company outlook and strategy Upstream outlook Downstream & Chemicals outlook Break Financial outlook Closing remarks Q&A Brad Corson Scott Maloney Dan Lyons Brad Corson / John Whelan 09:30 10:15 10:45 11:00 11:15 11:30 Lunch with Imperial’s management and IR team12:00 – 1:00 Cheryl Gomez-Smith

Imperial | 2025 6 Opening remarks Brad Corson Chairman and chief executive officer Strathcona refinery

Imperial | 2025 7 Strong earnings and cash flow Underpinned by continued operational excellence Net income Cash from Ops Free Cash Flow¹ 2024 financial highlights $4.8B $6.0B $4.2B Five-year cumulative (2020-2024) $17.6B $26.5B $20.5B Renewable Diesel facility, Strathcona ¹ Non-GAAP financial measure – see supplemental information for definition and reconciliation

Imperial | 2025 8 Strong shareholder returns in 2024 Effectively returning cash to shareholders 20% $1.2B Dividends paid $2.7B Share buybacks 2024 total shareholder return¹ 1 See supplemental information for definition $0 $20 $40 $60 $80 $100 $120 IMO share price since Jan 2024 Q1 Q2 Q3 Q4 Q1

Imperial | 2025 9 Strong shareholder returns since 2020 Consistently returning cash to shareholders 227% Dividend increase¹ 32% Shares repurchased 251% Total shareholder return² 1 Q1 2020 vs Q1 2025 quarterly dividend declared per share ² See supplemental information for definition $0 $20 $40 $60 $80 $100 $120 2020 2021 2022 2023 2024 2025 IMO share price

2024 key accomplishments

Delivering results across the value chain



- Highest annual Upstream production in over 30 years



- Highest-ever Kearl production
- Achieved less than US $20/bbl unit cash costs[1]



- Grand Rapids SA-SAGD start-up exceeds expectations



- Enhanced Bitumen Recovery Technology (EBRT) pilot[2] construction at Aspen


ESSO

- No.1 Canadian retail market share[3] and grew branded network to 2,600 sites



- Evaluated Low Carbon Solutions opportunities



- Turnarounds ahead of schedule and below budget[4]



- Renewable diesel facility construction at Strathcona refinery

[1] Non-GAAP financial measure – see supplemental information for definition and reconciliation
[2] EBRT pilot – field trial on Imperial's Aspen lease
[3] Combined Esso and Mobil brands, based on Kalibrate survey data for year-end 2024
[4] Sarnia, Nanticoke, Strathcona, Kearl & Cold Lake

Imperial | 2025 10

Imperial | 2025 11 Energy improves quality of life More than 4 billion people live below modern standards for life expectancy, education and income Source: 2024 ExxonMobil’s Global Outlook

Global oil outlook requires significant investment

Canada well positioned to support required supply



Global oil projected supply and demand
(million barrels per day)
120
100
80
60
40
20
0
2010
2020
2030
2040
2050
Global Outlook
New resources and projects needed
Investment in existing fields
Global oil supply with no investment

- Significant investment required to meet global demand
  - Production decline of ~15% per year without further investment
  - Production decline of ~4% per year if investment constrained to existing fields
- Canada is uniquely positioned to meet world's needs
  - Large discovered resource base
  - Long term, low-decline production
  - Strong frameworks for environmental protection, community engagement and governance

Oil excludes biofuels
Source: IPCC AR6 Scenarios Database hosted by International Institute for Applied Systems Analysis (IIASA) release 1.0 average of 306;
IPCC C3: "Likely Below 2oC" scenario, IEA scenarios from 2024 World Energy Outlook; 3rd Party high 2023 OPEX World Oil Outlook 2045: Laissez-Faire case.
2024 Exxonmobil's Global Outlook. Decline rates based on 10-yr CAGR

Imperial | 2025 12

Imperial | 2025 13 Imperial’s strategy to win Increase cash flow and deliver industry-leading shareholder returns § Maximize value of existing assets › Targeted optimization and further strengthen reliability › Continued structural cost improvements § Invest in select growth opportunities › Kearl enhancements, Cold Lake transformation, Strathcona renewable diesel and Downstream optimization and logistics flexibility § Progress future strategic growth › High-quality inventory of potential opportunities; constructing EBRT pilot § Assess options within energy transition landscape › Economically reduce emissions from operating assets › Low Carbon Solutions to evaluate and pursue new opportunities § Utilize technology to enhance operations and unlock opportunities § Leverage ExxonMobil relationship

Imperial | 2025 14 Low Carbon Solutions business strategy Leveraging decades of energy experience to develop profitable low-carbon solutions Low Carbon Solutions strategic priorities § Building on our technology, scale, project execution and integration advantages § Leveraging ExxonMobil’s global expertise § Profitable investments that compete for capital § Pacing consistent with policy and regulatory support Carbon capture and storage Heavy industry and power generation Low-carbon hydrogen Heavy industry, power generation, commercial transportation Lithium Automakers and battery manufacturers Advanced lower-emissions fuels Heavy-duty trucking, aviation 3 Li

Imperial | 2025 15 Sustainability priorities Advancing responsible energy solutions for a better tomorrow ¹ Scope 1 and 2

Imperial | 2025 16 What you will hear today Well-positioned for the future Growing Imperial’s competitive advantages Delivering superior shareholder value Investing in technology and innovation Segment strategies focused on growth, flexibility and lower cost operations Structurally improved cash flow Technology solutions supporting business goals Supporting pipeline of advantaged growth opportunities Strong cash flow generation capacity Committed to returning surplus cash to shareholders Industry-leading balance sheet strength Engaged in energy transition Leveraging GHG-advantaged technologies Supporting customers’ emissions reduction goals

Imperial | 2025 17 Upstream outlook Cheryl Gomez-Smith Senior vice-president, Upstream Kearl

Imperial | 2025 18 Upstream strategy Increasing volumes with lower unit cash costs¹ § Maximize value from long-life, low-decline assets § Delivering safety and operational excellence § Targeting industry-leading unit cash costs¹ and reliability § Growing volumes through select, disciplined capital investments § High-impact innovation and digital solutions § Lowering emissions intensity through GHG-advantaged technologies Cold Lake ¹ Non-GAAP financial measure – see supplemental information for definition and reconciliation

Imperial | 2025 19 2024 Upstream performance Continued strong safety and operational performance Kearl § Record full-year production¹ of 281 kbd § Achieved below US $20/bbl unit cash costs² target § First sub-20 day turnaround Cold Lake § Increased full-year production by 10% from 2023 § Grand Rapids first oil and ramp up, exceeding expectations Syncrude § Improvements through shareholder alignment Future opportunities § EBRT field pilot in Aspen area, on track for 2027 start-up Kearl ¹ Total gross production (200 kbd Imperial’s share) ² Non-GAAP financial measure – see supplemental information for definition and reconciliation

Imperial | 2025 20 ¹ Imperial’s share, adjusted for divested XTO volumes ² 2P reserves Imperial’s share, before royalties, YE 2024 Form 51-101F1 Long-life, low-decline asset base High-quality stable production base § Multi-decade production profile › ~3.3 billion boe of proved and probable reserves² § 433-456 koebd production outlook for 2025 § 25% volume growth 2019-2029¹ § Leveraging GHG-advantaged technologies 0 100 200 300 400 500 2019 2021 2023 2025 2027 2029 Kearl Cold Lake Syncrude Other Koebd Production¹ forecast

Path to lower unit cash costs

Transformation through structured and sustainable approach

- Focused on reducing unit cash costs[1] through volume growth and structural cost reductions
- Executing sustainable improvements via structured, rapid execution approach
  - Development of opportunity inventory incorporating strategic goals and lessons learned
  - Informed by competitive analysis and benchmarking
  - Broad integrated organization involvement

Compared to 2022

Unit cash costs[1] savings (USD)

Kearl	$9/bbl
Cold Lake	$5/bbl

~900 participants

223 improvements completed

115+ improvements in progress

Foundation of continuous improvement

US $18/bbl
Kearl unit cash costs[1] target

US $13/bbl
Cold Lake unit cash costs[1] target

[1] Non-GAAP financial measure – see supplemental information for definition and reconciliation

Imperial | 2025 21

Unleashing digital across the Upstream

Significant portfolio of opportunities

Digital investment principles:

- Capital-efficient
- Fast payback
- Agile development



~ $1.2B
~ $0.7B
Deployed
Expanding
In development
2019
2020
2021
2022
2023
2024
2025
2026
2027

Initiatives in development

- Business intelligence automated process mapping
- Improved inspections and modernized condition-based monitoring
- Generative AI – chat with documents and data
- Robotics use expansion: surveillance, monitoring, efficiency
- Autonomous concept expansion

> 50 successful initiatives deployed and expanding

- Oil sands first fully autonomous truck fleet
- Shovel and truck analytics leveraging AI
- Mine maintenance effectiveness digital tools
- Chemical optimization through advanced controls applications
- Field surveillance platform enhancing operator effectiveness
- Drone inspections of fixed equipment improving safety
- Production modeling and forecasting

Value represents annual benefit of cost savings and production uplift, before taxes and royalties

Imperial | 2025 22

Digital technology driving value

Delivering efficiencies, volume growth and creating operator bandwidth

Advanced controls and analytics
> 2 kbd captured
> $45M/yr savings

Enhanced models using advanced analytics to improve ore selectivity and optimize chemical injection

Optimized shovel plan


A
A'

■ Improved bitumen recovery
■ Improved waste identification

Robotics
> $30M/yr savings

Routine inspections and surveillance



Automated fast fuelling
Robot performing truck inspections



Field surveillance
> 2 kbd captured

Machine learning dashboard for > 4,500 wells:



> $3M/yr savings

Autonomous drone program



Improved reliability
> 2 kbd potential

Pumpjack condition-based monitoring



Advanced hydrotransport (HT) inspection technologies with predictive forecasting



Imperial | 2025 23

Imperial | 2025 24 Kearl: strong foundation supports potential for 300+ kbd Growing volumes with lower unit cash costs¹ § Delivered outstanding results in 2024 › Best-ever annual production² (281 kbd) › 4% growth in volume vs. 2023 › 12% reduction in unit cash costs¹ vs. 2023 › 2% reliability improvements on mine equipment vs. 2023 § Path to 300 kbd and lower unit cash costs¹ › Bitumen recovery projects › Continued focus on equipment performance › Extending turnaround interval and reducing duration § Continue to define opportunities beyond 300 kbd ¹ Non-GAAP financial measure – see supplemental information for definition and reconciliation ² Total gross production, Kearl is jointly owned by Imperial (70.96%) and ExxonMobil Canada (29.04%) 270 281 300 200 250 300 2023 Reliability Performance & throughput 2024 Recovery Productivity & reliability Turnaround Future Production² forecast kbd $22 $20 $18 $0 $8 $16 $24 2023 2024 2027 target Unit cash costs¹ US $/bbl 0 50 100 150 200 2020-2021 average 2022-2023 average 2024 Days with production² > 300 kbd

Imperial | 2025 25 Kearl: enhanced recovery Improved recovery every step along the way Ore selectivity Observe, analyze, select ore to minimize waste to plant Enhance recovery with chemical aids, analyzers and real time automation tools Enhanced secondary bitumen recovery in extraction Optimize resource recovery by reprocessing bitumen in Coarse Sand Tailings Process aids Flotation columns Tailings recovery 1 2 3 4 1 2 3 4

Imperial | 2025 26 Kearl: unlocking equipment full potential Driving productivity and reliability through technology and metallurgy improvements Haul truck fleet § Oil sands’ first fully automated truck fleet (81 trucks) § Safety improvements § ~20% productivity improvement realized via improved payload, speed and distances Mine materials and design § Doubled interval between truck frame repairs § Shovel teeth lifespan doubled and more effective digging penetration Hydrotransport lines § Larger diameter lines, doubling interval between planned maintenance events § Capacity improvements reducing volumetric impact of each event by ~50%

Kearl: turnaround optimization

Improvement journey with path to four-year interval

- Maximizing the base through turnaround excellence
  - Strong safety and cost performance
  - Extended turnaround interval between each plant from 12 to 24 months
  - Reduced duration to sub-20 days in 2024
- Plans for additional improvement and fewer turnarounds
  - Continued focus on duration and cost
  - Extending turnaround interval between each plant from 24 to 48 months
- Leveraging technology and ExxonMobil turnaround expertise
- Industry leading in turnaround duration per external benchmarking[1]

Turnaround interval for each plant


K1
2019
2020
2022
2024
2026
2030
K2
2019
2020
2021
2023
2025
2029

[1] Schedule significantly faster than the average for oil sands region per AP Canada benchmarking


K1, Kearl

Imperial | 2025 27

Imperial | 2025 28 0% 20% 40% 60% 2020 2025 2030 Advantaged technology, % production Cold Lake: transformation supports potential for 165+ kbd Transforming asset through technology to grow volumes at lower unit cash costs¹ § Delivered strong results in 2024 › Full-year production (148 kbd) › 22 kbd from Grand Rapids SA-SAGD in Q4 › 10% growth in volume vs. 2023 › 14% reduction in unit cash costs¹ vs. 2023 § Path to 165 kbd and lower unit cash costs¹ › Building on history of innovation and technology › Optimizing base volumes › Growing volumes through capital-efficient investments › Structured effort to reduce unit cash costs¹ § Continue to define opportunities beyond 165 kbd ¹ Non-GAAP financial measure – see supplemental information for definition and reconciliation 0 50 100 150 200 2023 2024 2025 2026 2027 2028 2029 2030 Base CSS Infills + LASER Grand Rapids Leming SAGD Mahihkan SA-SAGD Production forecast kbd $17 $15 $13 $0 $8 $16 $24 2023 2024 2027 target Unit cash costs¹ US $/bbl

Cold Lake: optimizing base to maximize value

Strategic capital deployment to increase productivity

Offsetting base decline with capital efficient investments

- Key projects: LASER[1], compact rig infilling, Warm Flow
- ~10 kbd per project at $10,000-$15,000 per flowing barrel[2]

Optimizing existing infrastructure to reduce costs

- Leverage existing wells, infrastructure and steam capacity
- Development plan shifting from CSS to SA-SAGD
- Growth projects at $20,000–$30,000 per flowing barrel[2]


Sustaining
LASER
Compact rig infilling
Warm Flow
Growth
SAGD
SA-SAGD
Roads
Nabiye
Mahihkan
Maskwa
Leming
Makheses
0 km
4 km

[1] Liquid addition to steam for enhanced recovery
[2] Flowing barrel: average project production

Imperial | 2025 29

Imperial | 2025 30 Cold Lake: accretive transformative growth projects Grow volumes by leveraging solvent technology and existing infrastructure Grand Rapids SA-SAGD § First commercial application of SA-SAGD § Exceeding early production expectations § Delivers confidence to future SA-SAGD developments 0 5 10 15 20 25 A '24 M J J A S O N D J F Actual Projected Grand Rapids production vs projected kbd Leming SAGD § 2025 target start up § 9 kbd production at peak Mahihkan SA-SAGD § 2029 target start up; enabled by plant conversion § 30 kbd production at peak Pipeline of future SA-SAGD projects § Significant acreage and resource § Full development plan through 2050+

Imperial | 2025 31 Syncrude Delivering improvements in production and costs through shareholder alignment § Delivered solid results in 2024 › Full-year production¹ (75 kbd) › 8% reduction in unit cash costs² vs. 2023 § Continued focus on sustaining volumes and lowering cost structure › Near-term capital increase associated with Mildred Lake Extension 0 45 90 2023 2024 2025 2026-2029 average Production¹ forecast kbd ¹ Imperial’s share ² Non-GAAP financial measure – see supplemental information for definition and reconciliation Syncrude

Imperial | 2025 32 Upstream investment outlook Investing for value through advantaged volume growth § Advantaged volume and value growth › Kearl secondary recovery › Cold Lake Leming SAGD › Cold Lake SA-SAGD (Mahihkan and Grand Rapids) § 2025-2026 key sustaining² projects › Kearl in-pit tailings and mine progression › Syncrude Mildred Lake Extension › Cold Lake infill drilling § Sustaining capital² moderates in 2027 to 2029 › 2025-2026 averages ~$7 per barrel › 2027-2029 averages ~$5 per barrel ¹ See supplemental information for definition ² Sustaining capital represents anticipated spending to maintain productive capacity of existing assets. Sustaining capital is capital and exploration expenditures less growth capital $0.0 $0.4 $0.8 $1.2 $1.6 2024 2025 2026 2027 2028 2029 Sustaining² Growth Average annual capital expenditures¹ forecast $B

Imperial | 2025 33 ¹ 2025-2029 outlooks are based on US $0.72 exchange rate, US $13 WCS differential ² Non-GAAP financial measure – see supplemental information for definition and reconciliation Upstream cash flow outlook Structurally improved cash flow § Outlook for improved cash flows across a range of price cases § Pipeline of highly accretive investments § Focused on industry-leading unit cash costs² and volume growth § Resilient to low prices $76 US WTI $60 US WTI $76 US WTI $100 US WTI $0 $3 $6 $9 2024 2025 -2029 average¹ $B Average annual cash from operating activities $4.7 B $3.7 B $5.3 B $8.1 B

Imperial | 2025 34 Over the estimated operational life of 25-50 years per project Potential future production of up to 150 kbd Future Upstream opportunities Advancing transformative technology to unlock globally competitive growth opportunities § Advancing EBRT pilot in Aspen area, anticipated start up 2027 › Pilot to derisk technology and validate solvent recoverability › Increased volume delivery and higher plateau rates › Improved economic performance by using less steam § EBRT could be applied to large inventory of high quality in situ opportunities › Staged approach to greenfield development per greenfield project 0 1 2 3 0 2 4 6 8 10 12 Years EBRT SAGD kbd Production rate comparison (per well pair)

Imperial | 2025 35 Upstream summary Growing volumes, lowering unit cash costs¹ and applying technology § Advantaged long-life portfolio § Structurally improving cash flow generation § Kearl growing volumes at lower unit costs¹ § Cold Lake transforming through technology § Capital-efficient growth opportunities § EBRT pilot construction § Substantial future development opportunities Cold Lake ¹ Non-GAAP financial measure – see supplemental information for definition and reconciliation

Imperial | 2025 36 Downstream and Chemicals Scott Maloney Vice-president, Downstream Calgary distribution terminal

Imperial | 2025 37 Downstream and Chemicals strategy Maximize earnings and cash flow across the value chain § Deliver industry-leading performance in safety, reliability and operations integrity § Drive lowest cost of supply through strong utilization and reliability § Strategically expand efficient logistics and refinery feed flexibility § Grow value through high-impact innovation and digital solutions § Enhance world-class Esso and Mobil brands and product offering § Positioned to compete through the energy transition Strathcona refinery

Imperial | 2025 38 Structurally advantaged Downstream and Chemicals business Robust margins throughout the commodity cycle US $/bbl 10-year average gasoline and diesel crack¹ ¹ 50/50 NYH/Chicago and 50/50 Toronto/Edmonton rack vs. MSW feedstock cost. Assumes US $5/bbl crude tariff to Chicago, NYH & Toronto, based on 2015-2024 Integrated assets Upstream, refining, and chemicals Proximity To crude, feedstock, and market Advantaged logistics Coast-to-coast network Pipe, rail, marine and terminals Strong market position Strong brands and loyalty High-value products Durable competitive advantage 0 20 40 60 Gasoline Diesel US CDN

Imperial | 2025 39 Canadian fuel market update Robust liquid fuel demand § Balanced overall gasoline market today › Significant gasoline supplier in advantaged markets › Positioned to grow gasoline market share as demand moderates § Stable distillate demand outlook › Strong relationships with large industrial customers › Major Canadian jet fuel producer § Growing biofuel demand › Positioned to capture growth through Strathcona Renewable Diesel project and co-processing › Increasing our biofuel blending and distribution capabilities § Vast geography and high barriers to entry › Investing in logistics to capture high-value markets ¹ Source: 2024 ExxonMobil’s Global Outlook Canadian fuel demand outlook¹ 0 20 40 60 80 100 2024 2026 2028 2030 2032 2034 Gasoline Diesel Jet Biofuel Indexed, 2024 = 100

Imperial Downstream and Chemical network advantage

Access to advantaged Canadian crudes and attractive Canadian markets

Western manufacturing hub

- 197 kbd crude capacity
- Strategically located near Alberta crude production
- Integrated renewable diesel facility
- Expansive rail supply chain
- Proximity to market

Eastern manufacturing hub

- 237 kbd crude capacity
- Efficient western Canadian crude pipeline connectivity
- Sarnia and Nanticoke refineries optimized as a single complex with complementary assets
- Advantaged product egress capacity
- Configuration advantaged with coker and chemicals plant
- Proximity to market


Norman Wells
Hay River
Kearl
Syncrude
Cold Lake
Strathcona
Edmonton
Nanaimo
IOCO
Lougheed
Calgary
Regina
Gretna
Winnipeg
Sault Ste Marie
Sudbury
Ottawa
Toronto
Belleville
Sarnia
Nanticoke
Sept Iles
Corner Brook
Sydney
Dartmouth
Upstream producing asset
Refinery
Chemical Plant
Renewable Diesel Facility
Terminal
2,600 sites
Marine transport

Imperial | 2025 40

Imperial | 2025 41 Asphalt Cold Lake and Kearl Canadian heavies Heavy fuel oils Flex Diesel Canadian lights Jet Flex Flex Synthetics Gasoline Other lights Other products 0 100 200 300 400 Refinery feed 3P local feed Other 0 100 200 300 400 500 600 Downstream and Chemical manufacturing advantage Maximizing benefits of integration and molecule uplift through advantaged crude and feedstock flexibility Refinery crudes and production kta Chemical plant feedstock kbd ~400 kbd throughput in 2024 • 20% heavy crudes • 80% light crudes Access to 100% Canadian crudes Flexible crude slate, production Integrated refining and chemical site provides cost advantages ProductsCrude

Imperial | 2025 42 Refining performance Canada’s largest refiner, industry-leading performance § Driving operational excellence and asset maximization › Continuously improve turnaround performance › Industry leading Solomon performance › Leveraging ExxonMobil expertise § Increased refining capacity by 11 kbd since 2020 § Strengthening competitiveness with innovative solutions and technologies › Predictive maintenance and 3D modelling › Virtual reality training, utilizing drones for site inspections § 2025 utilization guidance reflects lighter turnaround activities vs 2024 0% 20% 40% 60% 80% 100% 0 100 200 300 400 Throughput Utilization kbd Refinery crude throughput and utilization forecast 2019 2020 2021 2022 2023 2024 2025 Capacity change +5 kbd +5 kbd +1 kbd Performance quartile Process utilization Energy efficiency¹ Turnaround performance Non-energy cash cost 1st 2nd 3rd 4th ¹ Solomon EII® is the energy efficiency basis ² Source: Imperial analysis using latest North American Solomon benchmarking data Imperial refineries² Canadian industry ex. Imperial North American Solomon benchmarking

Imperial | 2025 43 Fuels, asphalt and lubricant marketing Industry-leading brands and product suite § Strategic retail branded wholesale model › Site count growth of 35% since 2016 to 2,600 sites currently › Targeting capital efficient market share growth › Strategic partnerships with best-in-class retailers § No.1 Canadian retail market share¹ › Driving value for consumers through PC Optimum partnership › Official fuel and lubricant of the NHL › Expanding Esso Medals program, record participation in 2024 § Mobil 1 is the world’s leading synthetic motor oil brand § Leading asphalt producer in eastern and western Canada 1 Combined Esso and Mobil brands, based on Kalibrate survey data for year-end 2024 Proud supporter of Canadian hockey for over 90 years

Imperial | 2025 44 Proprietary catalyst technology Excellent cold temperature performance for year-round use Enhanced logistics Loading capacity expanded to 150 railcars per day Fully integrated With existing refinery infrastructure and utilities Large scale Capacity of 20 kbd of renewable diesel production Feedstock advantaged Close proximity and export-parity pricing Strathcona Renewable Diesel advantage Structurally advantaged project, positioned for the future Renewable Diesel facility, Strathcona (January 2025)

Imperial | 2025 45 Chicago soybean oil future ± quality diff + freight Renewable diesel value including compliance Imperial operating costs Imperial RD margin RD import parity Feedstock export parity Renewable diesel economics Strathcona renewable diesel market § Increasing demand for renewable diesel in Canada › Canada is a net importer of biodiesel and renewable diesel › Layered Canadian and British Columbia regulations¹ create demand for lower carbon intensity transportation fuels › Supporting customers’ emissions reduction goals › Strong make-versus-buy economics 1 Federal Clean Fuels Regulation (CFR) and provincial British Columbia Low-Carbon Fuels Standard Structurally advantaged market, with strong underlying market fundamentals

Downstream and Chemicals investments

Strategic investments in low-capital, high-return business

Average annual capital expenditures[1] forecast



$B
$0.7
$0.4
$0.0
2022
2023
2024
2025
2026
2027
2028
2029
Sustaining²
Growth
Strathcona Renewable Diesel project

- Increase in growth capital from 2022-2025 for Strathcona Renewable Diesel project
- Disciplined approach to capital expenditures[1]
- Selective investments in logistics and feedstock optionality to maximize margins
- Sustain operating momentum and position for upcoming emissions regulation

[1] See supplemental information for definition

[2] Sustaining capital represents anticipated spending to maintain productive capacity of existing assets. Sustaining capital is capital and exploration expenditures less growth capital

Imperial | 2025 46

Imperial | 2025 47 Downstream and Chemicals profitability Resilient business model, focused on maximizing profitability § Resilient, reliable performance across the cycle § Fully integrated, flexible business model to capture maximum value § Focusing on profitable volume and margin growth › Strategic investments in efficient logistics › Volume growth in high-value markets › Refinery flexibility, margin and efficiency enhancements › Cost-efficient midstream business and logistics › Developing compelling lower-carbon product offering $0 $1 $2 $3 $4 2019 2020 2021 2022 2023 2024 Downstream Chemicals Annual net income $B

Imperial | 2025 48 Downstream and Chemicals summary Integrated across the value chain to maximize earnings Sarnia § Structurally advantaged Downstream and Chemicals business § Industry-leading operational performance § Access to global expertise through ExxonMobil relationship § Highly-integrated assets and coast-to-coast logistics network § Efficient branded wholesale model with premium product offer § Selective investments in logistics and feedstock optionality § Strong profitability through the business cycle § Well-positioned within evolving fuel landscape

Imperial | 2025 49 Break 15 minutes Aerium Analytics Robird, Kearl

Imperial | 2025 50 Financial outlook Dan Lyons Chief financial officer Cold Lake

Imperial | 2025 51 Current business environment Well-positioned for strong performance § TMX supports heavy oil egress › Tighter and less volatile heavy differentials › Narrower light-heavy spread § Tariffs risk › Integration provides natural hedge § Supportive forex environment § Resilient to commodity price volatility › Low break-even › Industry-leading balance sheet strength Renewable Diesel facility, Strathcona

Imperial | 2025 52 -5% 10% 25% 40% IMO CNQ CVE SU 2024 debt-to-capital ratio² 10-year cash flow from operating activities¹ Downstream & Chemical Upstream Financial profile Resilient business model with upside leverage § Integrated, advantaged business model › Upstream: low-cost growth, long-life low decline assets › Downstream: advantaged margins and logistics › Chemicals: advantaged feedstock and integration › Low Carbon Solutions: technology, project execution and integration › ExxonMobil relationship / scale / expertise § Built for the full cycle; delivering growing shareholder returns › Disciplined investment › Industry-leading balance sheet › Low corporate breakeven › Unhedged production › Flexible refining ¹ Excludes corporate and elimination segments ² See supplemental information for definition ³ As of December 31st, 2024 S&P credit ratings³ AA+ BBB- BBB-BBB

Imperial | 2025 53 Capital allocation priorities Committed to returning surplus cash to shareholders § Reliable and growing dividend › 30 years of consecutive increases › 23% dividend CAGR¹ over past 5 years § Low sustaining capital requirements § High-return capital-efficient investments in core assets § Return surplus cash to shareholders › Repurchased 39% of outstanding shares since 2018 § Optionality to invest in highly attractive opportunities 0% 10% 20% 30% 10-Year CAGR 5-Year CAGR IMO Peer Avg. Dividend CAGR¹ 0 300 600 900 2017 2018 2019 2020 2021 2022 2023 2024 Shares outstanding Millons of shares 1 Compound annual growth rate

Imperial | 2025 54 Delivering impressive shareholder returns Dedicating free cash flow to shareholder returns § Returned $20.3B to shareholders since 2020 § Dividend payments of $4.9B › Largest nominal dividend increase of 12 cents per share declared in 2025 › Quarterly dividend increased by ~227%¹ § Share buybacks of $15.4B › Completion of 5% NCIBs › Three SIBs successfully executed – returning $5.5B § Recipient of 2024 TSX Top 30 recognition based on the company's three-year average dividend-adjusted share price performance0% 20% 40% 60% 80% IMO Peer Avg % of cash flow from operating activities Dividends Buybacks Shareholder payout, 5-year average² ¹ Q1 2020 vs Q1 2025 quarterly dividend declared per share ² 5-year average: 2020-2024 $0 $2 $4 $6 $8 2020 2021 2022 2023 2024 Q1 2025 Dividends Buybacks $B Annual cash distributions

Imperial | 2025 55 Cash operating costs Relentless focus on efficiency § Refining leads peers² › Process utilization › Energy efficiency › Turnaround performance › Non-energy cash costs § Upstream increasing production, while reducing cash operating costs¹ › Achieved unit cash costs¹ target below US $20/bbl at Kearl § Pursuing further structural expense reductions › Turnaround optimization › Digital initiatives › Kearl enhancements › Cold Lake transformation § Unit cash costs¹ target of US $18/bbl at Kearl § Unit cash costs¹ target of US $13/bbl at Cold Lake 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation ² Source: Imperial analysis using latest North American Solomon benchmarking data, Solomon EII® is the energy efficiency basis $0 $3 $6 $9 2022 2023 2024 Operating Costs $B Annual cash operating costs¹

Imperial | 2025 56 Capital expenditure forecast Low sustaining capital, high-return growth projects § Forecasted sustaining capital² averages ~$1.4B › Temporary increase in 2025 and 2026 • Kearl and Syncrude mine progression › Moderates in 2027-2029 § Forecasted growth capital averages ~$0.5B › Kearl secondary recovery › Leming SAGD › Mahihkan and Grand Rapids SA-SAGD › Downstream logistics and feedstock optionality 1 See supplemental information for definition ² Sustaining capital represents anticipated spending to maintain productive capacity of existing assets. Sustaining capital is capital and exploration expenditures less growth capital $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2024 2025 2026 2027 2028 2029 Sustaining² Growth $B Annual capital expenditures¹ forecast

Imperial | 2025 57 Free cash flow and break-even outlook Substantial free cash flow¹ across a range of business environments 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation 2 2025-2029 period average, US $13 WCS differential, US $0.72 exchange rate, Downstream and Chemical margins normalized over time, WTI denoted in US$ ³ Estimated average WTI crude oil price in US dollars required for cash flow from operating activities to equal total operating costs over 5-year period 2025-2029, US $8 WCS differential, US $0.72 exchange rate , Downstream and Chemical margins normalized over time ⁴ Sustaining capital represents anticipated spending to maintain productive capacity of existing assets. Sustaining capital is capital and exploration expenditures less growth capital Cash flow from operations < $25/bbl Sustaining capital⁴ and dividend < $35/bbl Break-evens³ - US $ WTI $0 $3 $6 $9 $50 WTI $60 WTI $70 WTI $80 WTI $90 WTI $100 WTI 2023 Investor Day Free cash flow¹ profile² $B

Imperial | 2025 58 2025 Corporate guidance Capital, volumes and planned turnarounds ¹ See supplemental information for definition ² Upstream production is Imperial’s share before royalties, except Kearl which is 100% gross basis. Kearl is jointly owned by Imperial (70.96%) and ExxonMobil Canada (29.04%) ³ Non-GAAP financial measure – see supplemental information for definition and reconciliation 2025 Full-Year Guidance Canadian dollars, unless noted Total capital and exploration expenditures¹ $M 1,900 - 2,100 Upstream production² boe/d 433,000 - 456,000 Kearl (gross) bbl/d 280,000 - 290,000 Cold Lake bbl/d 150,000 - 160,000 Syncrude bbl/d 75,000 - 80,000 Refinery throughput bbl/d 405,000 - 415,000 Refinery utilization % 94% - 96% 2025 Planned Turnarounds Production, throughput and operating costs³ annualized basis, before royalties, Imperial's share Upstream 2Q: Kearl, 9 kbd, $57M operating cost 2Q: Cold Lake, 3 kbd, $30M operating cost 3Q: Syncrude, 6 kbd, $111M operating cost Downstream & Chemical 2Q: Strathcona refinery, 3 kbd, $19M operating cost 2Q: Nanticoke refinery, 6 kbd, $41M operating cost 3Q/4Q: Sarnia refinery, 3 kbd, $51M operating cost

Imperial | 2025 59 Closing remarks Brad Corson Chairman and chief executive officer John Whelan President Strathcona refinery

Imperial | 2025 60 Reflections on the past five years Strong past, bright future I perial | 2025 60 § Resilience through the pandemic and strong recovery § Strong operating performance across the integrated business § Strategic investments to deliver growth and cost reductions § Significant cash generation and shareholder returns § Strong relationships § Depth of organizational strength

Imperial | 2025 61 Why Imperial Confidence in the future ¹ Non-GAAP financial measure – see supplemental information for definition and reconciliation § High-quality, long-life, low decline upstream assets › Growing volumes and lowering unit cash costs¹ § Advantaged downstream and chemicals assets › Maximizing value through integration, logistics flexibility and strong brands § Low-cost, high-return growth › Progressing value accretive projects, maintaining optionality § Driving shareholder value › Financial discipline supports robust cash flow through the cycle, directed to shareholder returns § Pragmatic, value-driven focus on sustainability › Underpinned by technology, collaboration with governments and industry § Best people in the business

Imperial | 2025 62 Imperial’s strategy to win Increase cash flow and deliver industry-leading shareholder returns § Maximize value of existing assets › Targeted optimization and further strengthen reliability › Continued structural cost improvements § Invest in select growth opportunities › Kearl enhancements, Cold Lake transformation, Strathcona renewable diesel and Downstream optimization and logistics flexibility § Progress future strategic growth › High-quality inventory of potential opportunities; constructing EBRT pilot § Assess options within energy transition landscape › Economically reduce emissions from operating assets › Low Carbon Solutions to evaluate and pursue new opportunities § Utilize technology to enhance operations and unlock opportunities § Leverage ExxonMobil relationship

Imperial | 2025 63 Q & A Renewable Diesel facility, Strathcona

Imperial | 2025 64 Cautionary statement Statements of future events or conditions in this presentation, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Similarly, discussion of roadmaps or future plans related to carbon capture, transportation and storage, biofuel, hydrogen, and other future plans to reduce emissions and emission intensity of the company, its affiliates and third parties are dependent on future market factors, such as continued technological progress, policy support and timely rule- making and permitting, and represent forward- looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, predict, target, estimate, expect, strategy, outlook, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this presentation include, but are not limited to, references to Imperial’s business outlook including demand, supply and energy mix and transition pathways related to greenhouse gas emissions; the company’s general, Upstream, Downstream and Chemicals strategies, including but not limited to maximizing asset value, investing in growth opportunities, technology and innovation, assessing options within the energy transition landscape, targeting reduced unit cash costs, reducing cost of supply through Downstream utilization and reliability, expanding logistics and refinery feed flexibility, and enhancing brand and product offerings; the company’s sustainability priorities, and the company’s strategy for the energy transition and emission reduction goals; the company’s pursuit of lower-emission business opportunities and emission-reduction services and technologies; being well-positioned for the future, delivering shareholder value and strong cash flow generation capacity; the timing, pace and results from the EBRT field pilot and potential application of EBRT to in situ opportunities; Upstream and asset-specific production outlooks for 2025 and subsequent years, and future volume growth; estimates, development, timing and recovery of reserves; cash flow from operating activities outlook and resiliency to low prices; capital expenditure forecasts from 2025 to 2029 and anticipated capital projects and investments; Kearl and Cold Lake unit cash cost targets and future production of 300 kbd at Kearl and 165 kbd at Cold Lake; the status, timing and impact of digital technology and innovation activities; reductions in turnaround intervals in future periods; the status, timing and impact of projects at Cold Lake including LASER, compact rig infilling, warm flow, Grand Rapids SA-SAGD, Leming SAGD and Mahihkan SA-SAGD; potential future production and estimated operational life of greenfield projects; refinery crude throughput and utilization forecasts and 2025 guidance; the timing of and production from the renewable diesel facility at Strathcona; resilience of the company’s business to different economic conditions and commodity prices; the company’s capital allocation priorities and commitment to returning surplus cash to shareholders; the company’s free cash flow profile at various prices; break-even prices; and the company’s 2025 corporate guidance. Forward-looking statements are based on the company’s current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand, supply and mix; production rates, growth and mix across various assets; production life, resource recoveries and reservoir performance; project plans, timing, costs, technical evaluations and capacities, and the company’s ability to effectively execute on these plans and operate its assets, including the Strathcona renewable diesel project, the Leming, Grand Rapids and LASER projects at Cold Lake, and autonomous operations at Kearl; the adoption and impact of new facilities or technologies on reductions to greenhouse gas emissions intensity, including but not limited to technologies using solvents to replace energy intensive steam at Cold Lake, the EBRT project, Strathcona renewable diesel, carbon capture and storage including in connection with hydrogen for the renewable diesel project, recovery technologies and efficiency projects, and any changes in the scope, terms, or costs of such projects; the degree and timeliness of support that will be provided by policymakers and other stakeholders for various new technologies such as carbon capture and storage; for renewable diesel, the availability and cost of locally-sourced and grown feedstock and the supply of renewable diesel to British Columbia in connection with its low-carbon fuel legislation; the amount and timing of emissions reductions, including the impact of lower carbon fuels; performance of third-party service providers including service providers located outside of Canada; receipt of regulatory and third-party approvals in a timely manner, especially with respect to large scale emissions reduction projects; applicable laws and government policies, including with respect to climate change, greenhouse gas emissions reductions and low carbon fuels; refinery utilization and product sales; the ability to offset any ongoing or renewed inflationary pressures; cash generation, financing sources and capital structure, such as dividends and shareholder returns, including the timing and amounts of share repurchases; capital and environmental expenditures; the capture of efficiencies within and between business lines and the ability to maintain near-term cost reductions as ongoing efficiencies; and commodity prices, foreign exchange rates and general market conditions, could differ materially depending on a number of factors. These factors include global, regional or local changes in supply and demand for oil, natural gas, petroleum and petrochemical products, feedstocks and other market factors, economic conditions and seasonal fluctuations and resulting demand, price, differential and margin impacts, including Canadian and foreign government action with respect to supply levels, prices, trade tariffs, trade sanctions or trade controls, the occurrence of disruptions in trade or military alliances, or a broader breakdown in global trade; political or regulatory events, including changes in law or government policy, applicable royalty rates, and tax laws including taxes on share repurchases; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; environmental risks inherent in oil and gas activities; government policies supporting lower carbon investment opportunities; failure, delay, reduction, revocation or uncertainty regarding supportive policy and market development for the adoption of emerging lower-emission energy technologies and other technologies that support emissions reductions; the receipt, in a timely manner, of regulatory and third-party approvals, including for new technologies relating to the company’s lower emissions business activities; third-party opposition to company and service provider operations, projects and infrastructure; competition from alternative energy sources and established competitors in such markets; availability and allocation of capital; availability and performance of third- party service providers including those located outside of Canada; unanticipated technical or operational difficulties; management effectiveness and disaster response preparedness; project management and schedules and timely completion of projects; transportation for accessing markets; commercial negotiations; unexpected technological developments; the results of research programs and new technologies, including with respect to autonomous operations and greenhouse gas emissions, and the ability to bring new technologies to commercial scale on a commercially competitive basis, and the competitiveness of alternative energy and other emission reduction technologies; reservoir analysis and performance; the ability to develop or acquire additional reserves; operational hazards and risks; cybersecurity incidents including incidents caused by actors employing emerging technologies such as artificial intelligence; currency exchange rates; the occurrence, pace, rate of recovery and effects of public health crises, including the responses from governments; general economic conditions, including inflation and the occurrence and duration of economic recessions or downturns; and other factors discussed in "Item 1A Risk factors" and "Item 7 Management’s discussion and analysis of financial condition and results of operations" in the company’s most recent annual report on Form 10-K. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law.

Imperial | 2025 65 Cautionary statement Forward-looking and other statements regarding Imperial's environmental, social and other sustainability efforts and aspirations are not an indication that these statements are material to investors or require disclosure in the company's filings with securities regulators. In addition, historical, current and forward-looking environmental, social and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future, including future rule-making. Actions needed to advance the company’s medium-term greenhouse gas emission-reductions plans are incorporated into its medium-term business plans, which are updated annually. The reference case for longer-term planning is based on ExxonMobil’s Global Outlook (the Outlook) research and publication. The Outlook is reflective of the existing global policy environment and an assumption of increasing policy stringency and technology improvement to 2050. However, the Outlook does not attempt to project the degree of required future policy and technology advancement and deployment for the world to meet net zero by 2050. As future policies and technology advancements emerge, they will be incorporated into the Outlook, and the company’s business plans will be updated accordingly. References to projects or opportunities may not reflect investment decisions made by the company. Individual projects or opportunities may advance based on a number of factors, including availability of stable and supportive policy, permitting, technological advancement for cost-effective abatement, insights from the company planning process, and alignment with partners and other stakeholders. Capital investment guidance in lower-emission investments is based on the company’s corporate plan; however, actual investment levels will be subject to the availability of the opportunity set, public policy support, and focused on returns. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. In these materials, certain natural gas volumes have been converted to barrels of oil equivalent (BOE) on the basis of six thousand cubic feet (Mcf) to one barrel (bbl). BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf to one bbl is based on an energy-equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different than the energy equivalency ratio of 6 Mcf to 1 bbl, using a 6:1 conversion ratio may be misleading as an indication of value. All reserves and contingent resources estimates provided in these materials are effective as of December 31, 2024, and based on definitions contained in the Canadian Oil and Gas Evaluation Handbook (COGEH) and are presented in accordance with National Instrument 51-101, as disclosed in Imperial’s Form 51-101F1 for the fiscal year ending December 31, 2024. Except as otherwise disclosed herein, reserves and contingent resource information are an estimate of the company’s working interest before royalties at year-end 2024, as determined by Imperial’s internal qualified reserves evaluator. Reserves are the estimated remaining quantities of commercially recoverable oil, natural gas, and related substances anticipated to be recoverable from known accumulations, as of a given date, based on the analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves.

Imperial | 2025 66 Supplemental information Capital and exploration expenditures Capital and exploration expenditures (or capital expenditures) represents the combined total of additions at cost to property, plant and equipment, additions to finance leases, additional investments and acquisitions; exploration expenses on a before-tax basis from the Consolidated statement of income; and the company’s share of similar costs for equity companies. Capital and exploration expenditures excludes the purchase of carbon emission credits. Debt-to-capital ratio Debt, defined as the sum of “Notes and loans payable” and “Long-term debt” on the Consolidated balance sheet, divided by capital, defined as the sum of debt and “Total shareholders’ equity” on the Consolidated balance sheet. Total shareholder return Total shareholder return measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. Total shareholder return is subject to many different variables, including factors beyond the control of management. Non-GAAP measures Listed below are definitions of several of Imperial’s key business and financial performance measures. The definitions are provided to facilitate understanding of the terms and how they are calculated. These measures are not prescribed by U.S. Generally Accepted Accounting Principles (GAAP). These measures constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G and Item 10(e) of Regulation S-K, and “specified financial measures” under National Instrument 52-112 Non-GAAP and Other Financial Measures Disclosure of the Canadian Securities Administrators. Reconciliation of these non-GAAP financial measures to the most comparable GAAP measure, and other information required by these regulations have been provided. Non-GAAP financial measures and specified financial measures are not standardized financial measures under GAAP and do not have a standardized definition. As such, these measures may not be directly comparable to measures presented by other companies and should not be considered a substitute for GAAP financial measures.

Imperial | 2025 67 Supplemental information Free cash flow Free cash flow is a non-GAAP financial measure that is cash flows from operating activities less additions to property, plant and equipment and equity company investments plus proceeds from asset sales. The most directly comparable financial measure that is disclosed in the financial statements is "Cash flows from (used in) operating activities" within the company’s Consolidated statement of cash flows. This measure is used to evaluate cash available for financing activities (including but not limited to dividends and share purchases) after investment in the business. Reconciliation of free cash flow millions of Canadian dollars 2024 2023 2022 From Imperial's Consolidated statement of cash flows Cash flows from (used in) operating activities 5,981 3,734 10,482 Cash flows from (used in) investing activities Additions to property, plant and equipment (1,867) (1,785) (1,526) Proceeds from asset sales 25 86 904 Additional investments — — (6) Loans to equity companies - net 17 5 10 Free cash flow 4,156 2,040 9,864

Imperial | 2025 68 Supplemental information Operating costs Operating costs is a non-GAAP financial measure that is the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy costs, staffing and maintenance costs. It excludes the cost of raw materials, taxes and interest expense and is presented on a before-tax basis. The most directly comparable financial measure that is disclosed in the financial statements is total expenses within the company’s Consolidated statement of income. While the company is responsible for all revenue and expense elements of net income, operating costs represent the expenses most directly under the company’s control and therefore, are useful in evaluating the company’s performance. Reconciliation of operating costs millions of Canadian dollars 2024 2023 2022 From Imperial's Consolidated statement of Income Total expenses 45,293 44,600 50,186 Less: Purchases of crude oil and products 33,184 32,399 37,742 Federal excise taxes and fuel charge 2,535 2,402 2,179 Financing 41 69 60 Subtotal 35,760 34,870 39,981 Imperial’s share of equity company expenses 80 76 71 Total operating costs 9,613 9,806 10,276

Imperial | 2025 69 Supplemental information Cash operating costs (Cash costs) Cash operating costs is a non-GAAP financial measure that consists of total expenses, less purchases of crude oil and products, federal excise taxes and fuel charge, financing, and costs that are non- cash in nature, including depreciation and depletion, and non-service pension and postretirement benefit. The components of cash operating costs include "Production and manufacturing", "Selling and general" and "Exploration" from the company’s Consolidated statement of income. The sum of these income statement lines serves as an indication of cash operating costs and does not reflect the total cash expenditures of the company. The most directly comparable financial measure that is disclosed in the financial statements is "Total expenses" within the company’s Consolidated statement of income. This measure is useful for investors to understand the company’s efforts to optimize cash through disciplined expense management. Reconciliation of cash operating costs millions of Canadian dollars 2024 2023 2022 From Imperial's Consolidated statement of Income Total expenses 45,293 44,600 50,186 Less: Purchases of crude oil and products 33,184 32,399 37,742 Federal excise taxes and fuel charge 2,535 2,402 2,179 Depreciation and depletion 1,983 1,907 1,897 Non-service pension and postretirement benefit 3 82 17 Financing 41 69 60 Total cash operating costs 7,547 7,741 8,291

Supplemental information

Unit cash operating costs (Unit cash costs)

Unit cash operating costs is a non-GAAP ratio. Unit cash operating costs (unit cash costs) is calculated by dividing cash operating costs by total gross oil-equivalent production, and is calculated for the Upstream segment, as well as the major Upstream assets. Cash operating costs is a non-GAAP financial measure and is disclosed and reconciled above. This measure is useful for investors to understand the expense management efforts of the company's major assets as a component of the overall Upstream segment. Unit cash operating cost, as used by management, does not directly align with the definition of "Average unit production costs" as set out by the U.S. Securities and Exchange Commission (SEC), and disclosed in the company's SEC Form 10-K.

Components of unit cash operating cost

	2024				2023				2022			
millions of Canadian dollars	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude
Production and manufacturing	4,644	1,973	1,094	1,414	4,917	2,097	1,144	1,533	5,491	2,353	1,344	1,563
Selling and general	—	—	—	—	—	—	—	—	-	-	-	-
Exploration	3	—	—	—	5	—	—	—	5	-	-	-
Cash operating costs	4,647	1,973	1,094	1,414	4,922	2,097	1,144	1,533	5,496	2,353	1,344	1,563
Gross oil-equivalent production (thousands of barrels per day)	433	200	148	75	413	191	135	76	416	172	144	77
Unit cash operating cost ($/oeb)	29.32	26.95	20.20	51.51	32.65	30.08	23.22	55.26	36.20	37.48	25.57	55.61
USD converted at the YTD average forex 2024 US$0.73; 2023 US$0.74; 2022 US$0.77	21.40	19.67	14.75	37.60	24.16	22.26	17.18	40.89	27.87	28.86	19.69	42.82

(a) Upstream includes Imperial's share of Kearl, Cold Lake, Syncrude and other.

Imperial | 2025 70

Imperial | 2025 71 For more information: Peter Shaw Vice-president, investor relations +1 587.962.4401 peter.g.shaw@esso.ca imperialoil.ca x.com/ImperialOil linkedin.com/company/Imperial-Oil youtube.com/ImperialOil facebook.com/ImperialOilLimited Strathcona refinery